Exhibit 10.1

                                                                                                                         EXECUTION COPY

                                    AMENDMENT NO. 1 dated as of September 21, 2006 (this  "Amendment"),  to the CREDIT  AGREEMENT dated as of January 13, 2005 (the  "Credit  Agreement"),  among  LABORATORY  CORPORATION  OF AMERICA  HOLDINGS,  a
                           Delaware  corporation (the "Borrower"),  the Lenders (as defined in Article I of the Credit Agreement),  and
                           CREDIT SUISSE  (formerly known as Credit Suisse First Boston),  as  administrative  agent (in such capacity, the "Administrative Agent") for the Lenders.

         A. Pursuant to the Credit  Agreement,  the Lenders and the Issuing Bank have  extended,  and have agreed to extend,  credit to the Borrower.

         B. The  Borrower  has  requested  that the Required  Lenders  agree to amend  certain  provisions  of the Credit  Agreement as provided  herein.  The Required  Lenders are willing so to amend the Credit  Agreement on the terms and subject to the  conditions  set forth herein.

         C.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly,  in  consideration  of the mutual  agreements  herein  contained and other good and valuable  consideration,  the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment to the Credit  Agreement.  The definition of the term  "Subordinated  Notes" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following clause at the end thereof:

                  ", and any other  Indebtedness  subordinated  to the Loans that  refinances  all or any  portion of such notes or for which all or any portion of such notes are exchanged."

         SECTION 2.  Representations  and  Warranties.  To induce the other parties hereto to enter into this  Amendment,  the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Issuing Bank that:

         (a)  After  giving  effect to this  Amendment,  the  representations  and  warranties  set forth in Article  III of the Credit
Agreement  are true and correct in all material  respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (b)  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 3.  Conditions  to  Effectiveness.  This  Amendment  shall become  effective as of the date first above written on the date that the Administrative  Agent shall have received  counterparts of this Amendment that, when taken together,  bear the signatures of the Borrower and the Required Lenders.

         SECTION 4. Effect of Amendment.  Except as expressly set forth herein,  this  Amendment  shall not by implication or otherwise limit,  impair,  constitute a waiver of, or otherwise affect the rights and remedies of the Lenders,  the  Administrative  Agent or the
Issuing  Bank  under the  Credit  Agreement,  and shall not alter,  modify,  amend or in any way  affect any of the terms,  conditions, obligations,  covenants or  agreements  contained in the Credit  Agreement,  all of which are ratified and affirmed in all respects and shall  continue  in full force and  effect.  Nothing  herein  shall be deemed to entitle  the  Borrower  to a consent  to, or a waiver, amendment,  modification  or other  change of, any of the terms,  conditions,  obligations,  covenants or  agreements  contained in the
Credit  Agreement  in similar or  different  circumstances.  This  Amendment  shall  apply and be  effective  only with  respect to the provisions of the Credit  Agreement  specifically  referred to herein.  After the date hereof,  any  reference to the Credit  Agreement shall mean the Credit Agreement as modified hereby.

         SECTION 5.  Applicable  Law. THIS AMENDMENT  SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH, THE LAWS OF THE STATE OF
NEW YORK.

         SECTION 6.  Counterparts.  This  Amendment  may be executed in  counterparts  (and by  different  parties  hereto on different counterparts),  each of which shall  constitute an original but all of which when taken  together shall  constitute a single  contract.
Delivery of an executed  signature  page to this  Amendment  by  facsimile  transmission  shall be  effective as delivery of a manually signed counterpart of this Amendment.

         SECTION  7.  Expenses.  The  Borrower  agrees  to  reimburse  the  Administrative  Agent  for its  out-of-pocket  expenses  in connection with this Amendment,  including the reasonable fees,  charges and disbursements of Cravath,  Swaine and Moore LLP, counsel for the Administrative Agent.

         SECTION 8.  Headings.  The headings of this  Amendment  are for  purposes of  reference  only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective  authorized officers as of the day and year first above written.

                                                    LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                                         By

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                                                              Name:
                                                              Title:

                                                    CREDIT SUISSE,  CAYMAN ISLANDS BRANCH  (formerly  known
                                                    as Credit  Suisse First  Boston),  individually  and as
                                                    Administrative Agent and Issuing Bank,
                                                         By

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                                                                Name:
                                                                Title:

                                                         By

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                                                                Name:
                                                                Title:

                                                     SIGNATURE  PAGE TO  AMENDMENT  NO.  1 DATED  AS OF THE DAY AND  YEAR  FIRST  ABOVE
                                                     WRITTEN,  TO THE  LABORATORY  CORPORATION  OF AMERICA  HOLDINGS  CREDIT  AGREEMENT
                                                     DATED AS OF JANUARY 13, 2005

NAME OF LENDER:  ________________________________

       by         ________________________________
         Name:
         Title:

       by         ________________________________
         Name:
         Title: